                                                                    EXHIBIT 99.1
MCGUIREWOODS LLP
H. Slayton Dabney, Jr. (VSB# 14145)
One James Center
901 East Cary Street
Richmond, Virginia 23219
(804) 775-1000

 -and-

WILLKIE FARR & GALLAGHER
Marc Abrams
787 Seventh Avenue
New York, New York 10019
(212) 728-8000
Co-Counsel for Debtors and Debtors in Possession

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF VIRGINIA
                                RICHMOND DIVISION

                                       )       Chapter 11 Cases
In re                                  )
                                       )       Case No. 01-61119 (DHA)
AMF BOWLING WORLDWIDE, INC., et al.,   )
                             -- ---
                                       )
                       Debtors.        )       Jointly Administered
                                       )

                    NOTICE OF FILING OF DISCLOSURE STATEMENT
                    FOR DEBTORS' JOINT PLAN OF REORGANIZATION
                    AND DEBTORS' JOINT PLAN OF REORGANIZATION
                     UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

         PLEASE TAKE NOTICE that the above-captioned debtors and debtors in possession (the "Debtors"), on August 31, 2001, filed with the Court the enclosed: (a) Disclosure Statement for Debtors' Joint Plan Of Reorganization; and (b) Debtors' Joint Plan Of Reorganization Under Chapter 11 of the Bankruptcy Code.
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Date: August 31, 2001
                        AMF BOWLING WORLDWIDE, INC. et al.


                        By:   /s/ Dion W. Hayes
                           -----------------------------------------
                        H. Slayton Dabney, Jr. (VSB# 14145)
                        Dion W. Hayes (VSB# 34304)
                        MCGUIREWOODS LLP
                        One James Center
                        901 East Cary Street
                        Richmond, Virginia  23219
                        (804) 775-1000

                        -and-

                        WILLKIE FARR & GALLAGHER
                        Marc Abrams
                        Rachel C. Strickland
                        787 Seventh Avenue
                        New York, New York  10019-6099
                        (212) 728-8000

                        Co-Counsel for Debtors and
                        Debtors in Possession


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

                             CERTIFICATE OF SERVICE

         I hereby certify that the foregoing was sent by overnight delivery this 31st day of August, 2001 to the following persons:






Robert Van Arsdale, Esq.                       Benjamin C. Ackerly, Esq.
Office of the U.S. Trustee                     Hunton & Williams
200 Granby Street, Room 625                    Riverfront Plaza, East Tower
Norfolk, VA 23510                              951 East Byrd Street
                                               Richmond, VA 23219-4074
Steven R. Gross, Esq.
Debevoise & Plimpton                           Brian S. Rosen, Esq.
875 Third Avenue                               Weil, Gotshal & Manges LLP
New York, NY 10022                             767 Fifth Avenue
                                               New York, NY 10153
Jonathan Hauser, Esq.
Troutman Sanders LLP                           Constance A. Fratianni, Esq.
2525 Dominion Tower                            Shearman & Sterling
999 Waterside Drive                            599 Lexington Avenue
Norfolk, VA 23514-3670                         New York, NY  10022-6069

Susan Sherrill, Esq.                           Steven W. Milo, Esq.
U.S. Securities and Exchange Commission        Wharton, Aldhizer & Weaver PLC
Branch of Reorganization                       100 South Mason Street
3475 Lenox Road, N.E.                          Harrisonburg, VA 22801
Suite 1000
Atlanta, GA 30326-1232

                                                              /s/ Dion W. Hayes
                                                              -----------------

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